                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 14, 2006

                                  MISONIX, INC.
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             (Exact name of registrant as specified in its charter)

         New York                                    1-10986                        11-2148932
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(State or other jurisdiction of            (Commission File Number)             (IRS Employer
       incorporation)                                                        Identification No.)

1938 New Highway, Farmingdale, NY                                               11735
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(Address of principal executive offices)                                      (Zip Code)

                      Registrant's telephone number, including area code (631) 694-9555
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                           (Former name or former address, if changed since last report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

          [  ] Written communications pursuant to Rule 425 under the Securities
               Act (17 CFR 230.425)

          [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange
               Act (17 CFR 240.14a-12)

          [  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          [  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition.

                  On November 14, 2006, MISONIX, INC. ("Misonix") issued a press release announcing its financial results for the quarter ended
                  September 30, 2006. The press release is attached hereto as
                  Exhibit 99.1. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934,
                  as amended, and is not incorporated by reference into any
                  filing of Misonix, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

Item 9.01         Financial Statements and Exhibits.

(d)               Exhibits.

Exhibit 99.1      Press Release of MISONIX, INC., dated November 14, 2006

                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    November 14, 2006       MISONIX, INC.

                                 By: /s/ Richard Zaremba
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                                     Richard Zaremba
                                     Senior Vice President and Chief Financial
                                     Officer

                                  EXHIBIT INDEX
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Exhibit No.       Description
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99.1              Press Release of MISONIX, INC., dated November 14, 2006